EXHIBIT 10.4
------------


                        AMENDMENT NO. 1 TO THE
                 FOURTH AMENDED AND RESTATED AGREEMENT
                           OF PARTNERSHIP OF
                          ARVIDA/JMB PARTNERS

     This Amendment No. 1 to the Fourth Amended and Restated Agreement of Partnership of Arvida/JMB Partners made an entered into as of March 30, 1990. by and between Arvida/JMB Partners. L.P. a Delaware limited partnership ("Arvida") and Arvida/JMB Managers Inc., a Delaware Corporation ("Managers").


                              WITNESSETH

     THAT WHEREAS, Arvida and Arvida/JMB Managers, Inc., an Illinois corporation ("Managers-Illinois") heretofore formed Arvida/JMB Partners a Florida general partnership (hereinafter the "Partnership"), as of July 31, 1987 by executing that certain Agreement of Partnership of Arvida/JMB Partners;

     THAT WHEREAS, Arvida and Managers-Illinois have executed that certain Fourth Amended and Restated Agreement of Partnership of the Partnership, dated October 29, 1987;

     THAT WHEREAS, Managers-Illinois, which has served as a general Partner of the Partnership, has been merged into Managers effective as of the date hereof, and Managers desires to continue as a general partner of the Partnership;

     THAT WHEREAS, subject to Section 12 of the Agreement of Partnership of the Partnership, Arvida hereby grants its Written consent to the admission of Managers into the Partnership in substitution for Managers as a general partner of the Partnership.

     NOW THEREFORE, Managers is hereby substituted for Managers-Illinois as a general partner of the Partnership, as of the date first hereinabove written.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 to the Fourth Amended and Restated Agreement of Partnership of the Partnership as of the date first hereinabove written.



ARVIDA/JMB PARTNERS, L.P.

By:  Arvida/JMB Managers, Inc.         Attest
     Corporate General Partner


     By:   /s/ Neil G. Bluhm           /s/ Kevin B. Yates
           --------------------        --------------------
           Neil G. Bluhm               Kevin B. Yates
           President                   Secretary


ARVIDA/JMB MANAGERS, INC.              Attest


     By:   /s/ Neil G. Bluhm           /s/ Kevin B. Yates
           --------------------        --------------------
           Neil G. Bluhm               Kevin B. Yates
           President                   Secretary

                            FOURTH AMENDED

                             AND RESTATED

                               AGREEMENT

                                  OF

                              PARTNERSHIP

                                  OF

                         ARVIDA/JMB PARTNERS,

                     A FLORIDA GENERAL PARTNERSHIP

                     DATED AS OF OCTOBER 29, 1987

                      FOURTH AMENDED AND RESTATED
                       AGREEMENT OF PARTNERSHIP
                        OF ARVIDA/JMB PARTNERS
                      ---------------------------


     This Agreement is made and entered into as of October 29, 1987, by and between ARVIDA/JMB"PARTNERS, L.P., a Delaware limited partnership, transacting business in the State of Florida as Arvida/JMB Partners, L.P. (Ltd.) ("Arvida/JMB, L.P."). and ARVIDA/JMB MANAGERS, INC., an Illinois corporation ("Managers").



                       WITNESSETH, THAT WHEREAS:
                       ------------------------


     A. Arvida/JMB, L.P. and Managers own 100% of the partnership interests in a Florida general partnership (the "Partnership") known as Arvida/JMB Partners, formed under a partnership agreement (the "Partnership Agreement") dated as of July 31, 1987;

     B. The Partnership Agreement has been previously amended and restated in its entirety on three occasions to reflect certain changes to the Partnership Agreement;

     C. Such amendments and restatements (the "Amendments") were incorrectly captioned, and the recitals to certain of the Amendments were misstated, such that Arvida/JMB, L.P. and Managers desire to clarify the sequence in which the Amendments were executed and delivered;

     D. Arvida/JMB. L.P. and Managers desire to continue to associate themselves as partners in the Partnership formed under and pursuant to the Partnership Agreement, as amended and restated in the Amendments and as amended and restated hereby, and the Uniform Partnership Act as in effect in the State of Florida, as amended (the "Act"); and

     E. Arvida/JMB, L.P. and Managers desire to amend and restate in its entirety the Partnership Agreement to reflect the foregoing and certain other changes to the Partnership Agreement.


     NOW, THEREFORE, for and in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, with the intention of being legally bound, do hereby agree as follows:

     1. CHRONOLOGY OF DOCUMENTS. Following is a list of the documents relating to the formation and composition of the Partnership. The documents were executed and delivered in the sequence listed.

           (a) The Partnership was formed by the Partnership Agreement, by and among Arvida Corporation, a Delaware corporation ("Arvida"), Coral Woods Building and Development Corporation, a Florida corporation ("Coral Woods"), Southern Title Insurance Agency, Inc., a Florida corporation ("Southern Title"), and West Broward Nurseries, Inc., a Florida corporation ("West Broward").

           (b) Coral Woods withdrew from the Partnership, and Arvida, Southern Title and West Broward consented to said withdrawal by a Consent, dated September 2, 1987.








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


           (c) The Partnership Agreement was amended and restated in its entirety by an agreement captioned "FIRST AMENDED AND RESTATED AGREEMENT OF PARTNERSHIP OF ARVIDA/JMB PARTNERS", by and among Arvida, Southern Title and West Broward, dated as of September 10, 1987.

           (d) Thereafter, Arvida assigned its interest in the Partnership to Arvida/JMB, L.P. by an Assignment of Partnership Interest, dated September 10, 1987. Southern Title and West Broward consented to such assignment, and to the substitution of Arvida/JMB, L.P. as a partner in the Partnership, by a Consent dated as of September 10, 1987.

           (e) Southern Title assigned its interest in the Partnership to Managers by an Assignment of Partnership Interest, dated September 10, 1987. Arvida and West Broward consented to such assignment, and to the substitution of Managers as a partner in the Partnership, by a Consent dated as of September 10, 1987.

           (f) West Broward assigned its interest in the Partnership to Managers by an Assignment of Partnership Interest, dated September 10, 1987. Arvida and Southern Title consented to such assignment, and to the substitution of Managers as a partner in the Partnership, by a Consent dated as of September 10, 1987.

           (g) Thereafter, the Partnership Agreement was further amended and restated in its entirety by an agreement captioned "AMENDED AND RESTATED AGREEMENT OF PARTNERSHIP OF ARVIDA/JMB PARTNERS", dated as of September 10, 1987, by and between Arvida/JMB, L.P. and Managers, as the successor general partners in the Partnership.

           (h) Thereafter, the Partnership Agreement was further amended and restated by an agreement captioned "SECOND AMENDED AND RESTATED AGREEMENT OF PARTNERSHIP OF ARVIDA/JMB PARTNERS", dated September 11, 1987, by and between Arvida/JMB, L.P. and Managers.

           (i) Consequently, this Agreement is the fourth amended and restated agreement of partnership of the Partnership, and is so captioned.

     2. CONTINUATION OF PARTNERSHIP: The Partnership Agreement is hereby amended and restated in its entirety, and as so amended and restated is hereby adopted as the Agreement of Partnership of Arvida/JMB Partners, a Florida general partnership. Accordingly, from the date hereof forward, Arvida/JMB Partners shall continue to be a Florida general partnership consisting of Arvida/JMB, L.P. and Managers as its only partners.

     3. NAME OF PARTNERSHIP. The name of the Partnership shall continue to be "Arvida/JMB Partners".

     4. CHARACTER OF THE PARTNERSHIP'S BUSINESS. The character of the business of the Partnership shall continue to be to acquire, hold, develop and otherwise use for profit, certain real property located in the State of Florida, together with improvements thereon and certain tangible and intangible personal property used in connection therewith, and to engage in any and all activities related or incidental thereto. Whenever the term "Property" appears in this Agreement such term shall mean any property, real or personal, tangible or intangible, at any time owned by the Partnership.














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


     5.    LOCATION OF THE PRINCIPAL PLACE OF BUSINESS.   The location of
the principal place of business of the Partnership is 875 North Michigan Avenue, Chicago, Illinois 60611, or such other location as shall be designated by the Partners.

     6. NAMES AND PLACES OF RESIDENCE OF PARTNERS. The address of each of the Partners is 875 North Michigan Avenue, Chicago, Illinois 60611, or such other location as may be agreed upon by the Partners. As used herein, "Partnership" means the general partnership formed pursuant to the Partnership Agreement, as such general partnership may be constituted from time to time, and "Partner" shall mean Arvida/JMB, L.P. or Managers, and their respective successors and assigns as a partner of the Partnership.

     7. TERM OF PARTNERSHIP. The term for which the Partnership shall exist shall continue until December 31, 2037, unless sooner terminated as hereinafter provided.

     8.    CONTRIBUTIONS OF THE MEMBERS OF THE PARTNERSHIP.

           A. CONTRIBUTION. The Partners have contributed or have agreed to contribute the sums set forth in Exhibit "A" attached hereto and made a part hereof. The Partners may make such additional contributions as may be agreed to from time to time by the Partners, provided that any such additional capital shall be contributed to the Partnership by the Partners pro-rata in the proportion of their "Partnership Shares" (as hereinafter defined). In the event that any Partner makes an additional contribution to the Partnership or receives a return of all or part of its contributions to the Partnership, such fact shall promptly be recorded in the books and records of the Partnership, and Exhibit "A" shall be promptly and appropriately amended to reflect the same.

           B. WITHDRAWALS OF CAPITAL. Except as otherwise herein provided, no Partner shall be entitled to withdraw capital or to receive distributions of or against capital without the prior written consent of, and upon the terms and conditions specified by, the other Partner.

           C. CAPITAL ACCOUNTS. The Partnership shall maintain for each of the Partners a capital account, which shall be the aggregate amount of the contributions to the Partnership made by such Partner, reduced by the aggregate amount of any losses allocated, and any distributions of cash or the fair market value of other assets of the Partnership made, to such Partner and increased by the aggregate amount of any net profits allocated to such Partner.

           D. LOANS. All advances or payments to the Partnership by any Partner, other than the contributions required or made under Section 8.A hereof, shall be deemed to be loans by such Partner to the Partnership, and the Partner making such loan shall be entitled to interest thereon at such rates per annum as the Partners may agree, and such loan, together with interest as aforesaid, shall be repaid before any distribution shall be made hereunder to the other Partners. No such loan to the Partnership shall be made without the prior written consent of the Partners and shall be required to be made by all Partners in proportion to their respective Partnership Shares (as hereinafter defined). With respect to any borrowings by the Partnership for which there is recourse to the Partners or any of their respective assets, the Partners shall be liable for such














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


borrowings in proportion to their respective Partnership Shares (as hereinafter defined) as determined from time to time.

     9.    PARTNERSHIP SHARES.

           A. As used herein, "profits" shall include, without limitation, each item of Partnership income and gain, and "losses" shall include, without limitation, each item of loss and deductions as determined for Federal income tax purposes, and "Partnership Share" means, 99.9% with respect to Arvida/JMB, L.P. and .1% with respect to Managers. All profits or losses from the operations of the Partnership (including the sale or refinancing of the Property) for a fiscal year or part thereof shall be allocated to the Partners based upon their respective Partnership Shares.

           B. All profits or losses from the sale or other disposition of all or any substantial portion of the Property shall be allocated to the Partners in accordance with their respective Partnership Shares on the date on which the Partnership recognized such profits or losses for Federal income tax purposes. Notwithstanding anything to the contrary in this Agreement, upon the ultimate liquidation of the Partnership, if any Partner has a deficit balance in his capital account (after giving effect to the allocations set forth in this Agreement, including without limitation, the allocations set forth in this Section 9.B, then any such Partner will make a capital contribution to the Partnership in an amount equal to such deficit balance, and any such capital contribution shall be distributed as proceeds from the liquidation of the Partnership to the other Partner with a positive balance in his capital account to the extent of such positive balance. Notwithstanding any adjustment of the allocation of profits or losses provided in this Agreement by any judicial body or governmental agency (or any amendment hereto as a result of a change or proposed change in any law or regulation or any interpretation thereof), the allocations of profits or losses provided in this Agreement shall control for purposes of the determination of the Partners' capital accounts for all purposes of this Agreement.

           C. Each distribution to the Partners of cash or other assets of the Partnership made prior to the dissolution of the Partnership, including, but not limited to, each distribution of net cash flow from the operations of the Partnership and net proceeds received by the Partnership from the sale or refinancing of all or any substantial portion of the Property, shall be made to the Partners in accordance with their respective Partnership Shares owned on the date of such distribution. Each distribution of cash or other assets of the Partnership made after dissolution of the Partnership shall be made in accordance with Section 13.C hereof. Distributions to the Partners will be made in such amounts and at such times as shall be determined by all of the Partners, or in the event of the dissolution and liquidation of the Partnership, by the Winding-Up-Party (as hereinafter defined).

     10.   POWER, RIGHTS AND DUTIES OF THE PARTNERS.

           A. Each of the Partners shall possess all of the rights and powers conferred upon a general partner pursuant to the Act and the
signature of any Partner shall bind the Partnership.   In dealing with any

Partner, no person shall be required to inquire into the authority of such Partner acting on behalf of the Partnership to bind the Partnership. Persons dealing with the Partnership are entitled to rely conclusively on the power and authority of any Partner as set forth in this Agreement.

           B. Neither the Partners nor any of their Affiliates shall be required to manage the Partnership as their sole and exclusive function and they may have other business interests and may engage in other activities in addition to those relating to the Partnership, including the making or management of other investments. Without limitation on the generality of the foregoing, each Partner recognizes that each other Partner was formed for the purpose of investing in, operating, transferring, leasing and otherwise using real property and interests therein for profit and engaging in any and all activities related or incidental thereto and that each Partner will make other investments consistent with such purpose. Neither the Partnership nor any Partner shall have any right by virtue of this Agreement or the Partnership relationship created hereby in or to such other ventures or activities or to the income or proceeds derived therefrom, and the pursuit of such other ventures or activities by each Partner or any of their Affiliates, even if competitive with the business of the Partnership, is hereby consented to by all Partners and shall not be deemed wrongful or improper. Except as otherwise permitted in this Agreement or in any agreement between the Partners, no Partner nor any Affiliate of a Partner shall be obligated to present any particular investment opportunity to the Partnership even if such opportunity is of a character which, if presented to the Partnership, could be taken by the Partnership, and each Partner and any Affiliate of a Partner shall have the right to take for its own account, or to recommend to others, any such particular investment opportunity.

           C. "Affiliate(s)" of a person means (i) any officer, director, employee, shareholder, partner or relative within the third degree of kindred of such person; (ii) any corporation, partnership, trust or other entity controlling, controlled by or under common control with such person or any such relative of such Partner; and (iii) any officer, director, trustee, general partner or employee of any entity described in
(ii) above. Affiliates of a Partner may receive commissions when the Partnership buys and sells the Property or any portion thereof or any real property acquired or owned by a partnership in which the Partnership is a partner and may be employed to provide property management for the Partnership or any of the Property, but no commissions or compensation payable to such Affiliate for the foregoing may exceed the normal and competitive rates for similar services in the locality where provided. The Partnership may borrow funds for the purpose of lending such funds to all or any of its Partners; provided, however, that the cost of such funds charged to the Partnership (including financing fees, "points" and interest and other amounts charged with respect to such funds) by a third party shall not exceed the amount charged by the Partnership to such Partner or Partners for the use of such funds. The Partnership may enter into agreements with Affiliates of a Partner to provide insurance brokerage or




















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


similar services to the Partnership or with respect to any of the Property; provided that any such services by Affiliates shall be at rates at least as favorable to the Partnership as those available from unaffiliated parties. The validity of any transaction, agreement or payment involving the Partnership and any Affiliate of a Partner shall not be affected by reason of the relationship between the Partner and such Affiliate or the approval of such transaction, agreement-or payment by officers, directors or partners of such Affiliate all or some of whom are also Affiliates of a Partner or are officers, directors or partners or are otherwise interested in or related to such Partner or its Affiliates.

           D. No Partner nor any Affiliate of any Partner nor any officer, director, shareholder, employee or Partner of any such Affiliate shall be liable, responsible or accountable in damages or otherwise to the Partnership or any other Partner for any action taken or failure to act on behalf of the Partnership within the scope of the authority conferred on such Partner or such Affiliate or such other person by this Agreement or by law unless such action or omission was performed or omitted fraudulently or in bad faith or constituted wanton and willful misconduct.

           E. The Partnership shall indemnify and hold harmless each Partner, any Affiliate of any Partner and any officer, director, shareholder, employee or partner of any such Affiliate (the "Indemnified Parties") from and against any loss, expense, damage or injury suffered or sustained by any Indemnified Party by reasons of any acts, omissions or alleged acts or omissions arising out of its activities on behalf of the Partnership or in furtherance of the interest of the Partnership, including, but not limited to, any judgment, award, settlement, reasonable attorneys' fees and other costs and expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim; provided that the acts or omissions or alleged acts or omissions upon which such actual or threatened action, proceeding or claim is based were taken or omitted in good faith and were not performed or omitted fraudulently or in bad faith or as a result of wanton and willful misconduct.

     11.   BOOKS AND RECORDS OF THE PARTNERSHIP; FISCAL YEAR.  The
Partners shall keep and maintain the books and records of the Partnership at the principal place of business of the Partnership. The fiscal year of the Partnership shall end on the 31st day of December in each year. The books of the Partnership shall be kept on the cash or accrual basis, and the Partnership shall be on the cash or accrual basis for tax purposes, as determined by the Partners. The books and records of the Partnership shall be audited at such times and by such accountants as shall be determined from time to time by the Partners. The funds of the Partnership shall be deposited in such bank accounts or invested in such interest bearing or non-interest-bearing investments, as shall be determined by the Partners.

     12.   TRANSFER OF PARTNERSHIP INTERESTS.

           A. No Partner may sell, assign, transfer, encumber or hypothecate the whole or any part of its Partnership interest (including, but not limited to, its interest in the capital or profits of the Partnership) without the written consent of the other Partners.

















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


           B. Any party or person admitted to the Partnership as a substituted Partner shall be subject to and bound by all of the provisions of this Agreement as if originally a party to this Agreement. Any party or person admitted to the Partnership as a substituted Partner shall have all of the rights as a partner in the Partnership conferred upon a general partner pursuant to the Act. The admittance of a party or person to the Partnership as a substituted Partner and the withdrawal of a party or person as a partner in the Partnership shall not terminate or dissolve the Partnership and the Partnership shall continue to exist with the then remaining parties or persons as Partners as if all the then existing Partners were originally all of the Partners in the Partnership.

           C. A Partner shall have no liability hereunder (including, but not limited to, any liability as a surety but excluding liability for the repayment of any outstanding principal and interest on loans made by the Partnership to such Partner) for any obligations accruing under or in connection with the Partnership and relating to events occurring after such Partner shall have sold, assigned or transferred its entire Partnership interest.

     13.   DISSOLUTION OF THE PARTNERSHIP.

           A. No act, thing, occurrence, event or circumstance shall cause or result in the dissolution of the Partnership, except the matters specified in subsection B below.

           B. The happening of any one of the following events shall work a dissolution of the Partnership:

                 (1) The bankruptcy, legal incapacity, dissolution, termination or expulsion of any then existing Partner; provided, however, that in such event the remaining Partners shall have the right to elect to continue the Partnership's business by depositing at the office of the Partnership a writing evidencing such election. No other act shall be required to effect such continuation;

                 (2) The reduction to cash or cash equivalents of all of the assets of the Partnership;

                 (3) The unanimous agreement in writing by all of the Partners to dissolve the Partnership; or

                 (4) The termination of the term of .the Partnership pursuant to Section 7 hereof. Without limitation on the other provisions hereof, the admission of a new Partner shall not work a dissolution of the Partnership. Except as otherwise provided in this Agreement, each Partner agrees that, without the consent of the other Partners, a Partner may not withdraw from or cause a voluntary dissolution of the Partnership.

           C. Upon the occurrence of any of the events specified in subsection B above causing a dissolution of the Partnership and except as otherwise provided in subsection B above, the remaining Partner or Partners shall commence to wind up the affairs of the Partnership and to liquidate its investments (and in this connection shall have full right and unlimited discretion to determine in good faith the time, manner and terms of any sale or sales of Partnership Property). The Partner or Partners obligated












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


to wind up the affairs of the Partnership as aforesaid are herein called the "Winding-Up Party". The Partners and their legal representatives, successors and assignees shall continue to share profits and losses during the period of liquidation in the same manner and proportion as immediately before the dissolution. Following the payment of all debts and liabilities of the Partnership and all expenses of liquidation and subject to the right of the Winding-Up Party to set up such cash reserves as, and for so long as, it may deem reasonably necessary, the proceeds of the liquidation and any other funds and assets of the Partnership shall be distributed to the Partners (after deducting from the distributive share of a Partner any sum such Partner owes the Partnership) in accordance with Capital Account balances and Partnership Shares as provided in Section 9.C hereof. No Partner shall have any right to demand or receive property other than cash upon dissolution or termination of the Partnership. Upon the completion of the liquidation of the Partnership and of the distribution of all Partnership assets, the Partnership shall terminate and the Winding-Up Party shall have the authority to execute any and all documents required in its judgment to effectuate the dissolution and termination of the Partnership. Each Partner shall look solely to the assets of the Partnership for all distributions with respect to the Partnership and its capital contribution thereto and share of profits or losses therefrom, and shall have no recourse therefor against any Partner; provided that nothing herein contained shall relieve any Partner of such Partner's obligation to pay any liability or indebtedness owing the Partnership by such Partner.

     14.   NOTICES; AMENDMENT.

           A. Any notice which a Partner is required or may desire to give any other Partner shall be in writing, and may be given by personal delivery or by mailing the same by United States registered or certified mail, return receipt requested, to the Partner to whom such notice is directed at the address of such Partner as hereinabove set forth, subject to the right of a Partner to designate a different address for itself by notice similarly given. Any notice so given by United States mail shall be deemed to have been given on the second day after it is deposited in the United States mail as registered or certified mail, addressed as above provided, with postage thereon fully prepaid. Any such notice not given by registered or certified mail as aforesaid shall be deemed to be given upon receipt by the party to whom it is to be given.

           B. This Agreement may be amended by written agreement of amendment executed by all the Partners, but not otherwise.

     15. MISCELLANEOUS. Each Partner hereby irrevocably waives any and all rights that it may have to maintain any action for partition of any of the Partnership Property. This Agreement constitutes the entire agreement between the parties. This Agreement supersedes any prior agreement or understanding between the parties. This Agreement and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Florida. Except as herein otherwise specifically provided, this Agreement shall be binding upon and inure to the benefit of



















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the parties and their legal representatives, successors and assignees.
Captions contained in the Agreement in no way define, limit or extend the scope or intent of this Agreement. If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid, the remainder of this Agreement, or application of such provision to other persons or circumstances, shall not be affected thereby.

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument. The opinion of the independent certified public accountants retained by the Partnership from time to time shall be final and binding with respect to all computations and determinations required to be made under Section 9 hereof (including computations and determinations in connection with any distribution following or in connection with the dissolution of the Partnership). If the Partnership or any Partner obtains a judgment against any other party by reason of breach of this Agreement or failure to comply with the provisions hereof, a reasonable attorneys' fee as fixed by the court shall be included in such judgment. Any Partner shall be entitled to maintain, on its own behalf or on behalf of the Partnership, any action or proceeding against any other Partner or the Partnership (including, without limitation, any action for damages, specific performance or declaratory relief) for or by reason of breach by such party of this Agreement, notwithstanding the fact that any or all of the parties to such proceeding may then be a partner in the Partnership, and without dissolving the Partnership as a partnership. No remedy conferred upon the Partnership or any Partner in this Agreement is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute (subject, however, to the limitations expressly herein set forth). No waiver by a Partner or the Partnership of any breach of this Agreement shall be deemed to be a waiver of any other breach of any kind or nature and no acceptance of payment or performance by a Partner or the Partnership after any such breach shall be deemed to be a waiver of any breach of this Agreement whether or not such Partner or the Partnership knows of such breach at the time it accepts such payment or performance. No failure or delay on the part of a Partner or the Partnership to exercise any right it may have shall prevent the exercise thereof by such Partner or the Partnership at any time such other Partner may continue to be in default hereunder, and no such failure or delay shall operate as a waiver of any breach or default.






























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     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.



                                  ARVIDA/JMB MANAGERS, INC.,
                                  an Illinois corporation

                                  By:  /s/ Dennis M. Quinn
                                       ------------------------------
                                       Title: Vice President



                                  ARVIDA/JMB PARTNERS, L.P.,
                                  a Delaware limited partnership,
                                  transacting business in the
                                  State of Florida as
                                  Arvida/JMB Partners, L.P. (Ltd.)

                                  By:  Arvida/JMB Managers, Inc.,
                                       an Illinois corporation,
                                       General Partner


                                       By:   [ executed signature ]
                                             -------------------------
                                             Title:  Vice President










































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                              EXHIBIT "A"



PARTNER                     CAPITAL CONTRIBUTIONS
-------                     ---------------------